UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2005 (March 7, 2005)

DYNAMEX INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21057	86-0712225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1870 Crown Drive		75234
Dallas, Texas		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:

(214) 561-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Board of Directors of Dynamex Inc. unanimously approved a resolution on March 7, 2005 to withdraw the Company’s common stock from listing on the American Stock Exchange and to list such securities on the NASDAQ National Market.

Dynamex Inc. issued a press release on March 7, 2005 to announce the transfer of its listing to the NASDAQ National Market.  A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

99.1                                                                           Press release of Dynamex Inc. dated March 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.

Dated: March 9, 2005	By:	/s/ Ray E. Schmitz
Ray E. Schmitz
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Dynamex Inc. dated March 7, 2005.